                                                                   EXHIBIT 10.40



                           DIGITAL SOUND CORPORATION
                          DESCRIPTION OF REGISTRANT'S
                     EXECUTIVE OFFICER BONUS PLAN FOR 1998
                            1998 OFFICER BONUS PLAN



                                   CASH BONUS
 . CONTRACT SIGNING BONUS - A bonus of 5% of the Officer's annual base salary will be paid each time the Company closes a new contract in 1998 that will produce $20 Million or more of committed, non-renegotiable revenue over not more than a three-year period. If no such commitment is made, but the contract does contribute $20 Million in revenue over the three-year period, the bonus will be paid to Officers employed when the goal is reached who were also employed when the contract was signed. Payout will be made in the first paycheck after all signed commitment closing documents are received or the $20 Million goal recognized and audited, whichever is sooner.

 . REVENUE and INCOME BONUS - At plan, the target revenue bonus is 10% of base salary for Officer Vice Presidents and 12.5% for the President. At plan, the target pre-tax income bonus is also 10% of base salary for Officer Vice Presidents and 12.5% for the President.


    . The percentage payoff indicated in the table below will be linearly prorated if achievement falls between two points in a given dimension. Separate prorated calculations will be done for revenue and pre-tax income.
    . The pre-tax loss must be less than $4 Million and revenue must be greater than $33 Million for any bonus to be paid based on this matrix.
    . The Revenue and Income Bonus payments are capped at 50% for VP's and 62.5% for the President.
    . The table below sets forth the bonus percentage at various combinations of revenue and income; for VP's, x=10%; for the President, x=12.5%.



                                                 REVENUE
            ----------------------------------------------------------------------------------------
PRE-TAX        BUDGET REVENUE               BUDGET REVENUE                BUDGET REVENUE
INCOME             LESS                                                        PLUS
                $8 MILLION                                                 $10 MILLION
            ----------------------------------------------------------------------------------------
  BUDGET
INCOME/LOSS
   LESS              0x                            0x                             0x
 $4 MILLION
            ----------------------------------------------------------------------------------------

  BUDGET
INCOME/LOSS        0.5x                            1x                             2x

            ----------------------------------------------------------------------------------------
  BUDGET
INCOME/LOSS
   PLUS           0.75x                          1.5x                           2.5x
$2.5 MILLION
            ----------------------------------------------------------------------------------------

The 1998 Officer Bonus Plan will be administered by the Compensation Committee of the Board of Directors, and any decision of such Committee regarding the interpretation of the Plan or other issue in connection with payouts under the plan will be final and within the sole discretion of the Committee.